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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 18, 2004

RELAY MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-59872	88-0488851
(Commission File No.)	(IRS Employer ID)

1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
 (Address of principal executive offices, including zip code.)

(604) 605-0885
 (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Relay Mines Limited ("Relay") and TSI Medical Corp. ("TSI") announced today that they have entered into a letter of intent for the proposed merger of Relay and TSI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of June, 2004.

RELAY MINES LIMITED

BY:	/s/ Carlo Civelli
Carlo Civelli, President, Principal Executive Officer,
Treasurer, Principal Financial Officer and a member of the
Board of Directors